May 20, 2015

Office of the Chief Accountant
Securities and Exchange Commission
460 Fifth Street N. W.
Washington, DC 20549

Re: China Fruits Corporation

Commission File Number 0-22353

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by China Fruits Corporation in Item 4.02 of its Form 8-K dated May 20, 2015 and captioned “Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

/s/ WWC, P.C.

WWC, P.C.

Certified Public Accountants